Marketable Securities:	3 Months Ended
Mar. 31, 2016
Marketable Securities: [Abstract]
Marketable Securities:

Note 5.      Marketable Securities:

	March 31,	December 31,
	2016	2015
Fair value at beginning of year	$180,986	$175,541
Impairment loss	-	(46,629)
Increase in market value	132,781	52,074
Fair value at balance sheet date	$313,767	$180,986

The Company's marketable securities are classified as available-for-sale and are recorded at quoted market value with gains and losses recorded within other comprehensive income until realized or impaired. Realized gains and losses are based on the average cost of the shares held at the date of disposition. As of March 31, 2016 and December 31, 2015, marketable securities had a cost basis of $111,908.